FY12 Analyst Day May 24, 2012 Exhibit 99.2

2 Q4 FY12 Financial Highlights

P&L Scorecard – Q4 FY12
(1)  Excludes charges for productivity initiatives related to severance, asset write-offs and other implementation costs.
(2)  Excludes currency translation versus FY11 average rates as well as current year currency translation hedges.
(U.S.$ MM)
Change B/(W)
Constant
Excluding Special Items
(1)
FY12 FY11 Change Currency
(2)
Revenue $3,050 $2,889 5.6% 6.9%
Gross Profit Margin 34.8% 36.3% (1.5) pp (1.4) pp
Marketing $125 $117 (7.7%) (9.9%)
Operating Income $414 $387 6.9% 8.7%
Diluted EPS $0.81 $0.69 17.4% 20.3%
Q4
A Strong Finish to the Year
A Strong Finish to the Year

Currency Dynamics – Q4 FY12
(U.S. $ MM)
Q4 FY12
Constant Q4
Q4 Forex Currency FY11
Excluding Special Items
(1) FY12 Impact Results
(2)
Results
Revenue $3,050 $(39) $3,089 $2,889
Gross Profit Margin 34.8% (0.1)% 34.9% 36.3%
Marketing $125 $(3) $128 $117
Operating Income $414 $(7) $421 $387
NPBT $343 $(10) $353 $321
Diluted EPS $0.81 $(0.02) $0.83 $0.69
(1) Excludes charges for productivity initiatives related to severance, asset write-offs and other implementation costs.
(2) Excludes currency translation versus FY11 average rates as well as FY12 currency translation hedges.

Special Items – Q4 FY12
(U.S.$ MM)
Pre-Tax P&L Cost
COGS   SG&A           OI
Severance costs $18 $33 $51
Asset write-offs 19 0 19
Other implementation costs 22 21 43
Total Special Items $59 $54 $113
Special Items Impact ($0.27) Per Share
Special Items Impact ($0.27) Per Share

(U.S. $ MM)
Index
Constant
Excluding Special Items
(1)
FY12 FY11 Change Currency
(2)
Net Sales $3,050 $2,889 106 107
Gross Profit 1,062 1,050 101 103
% of Net Sales 34.8% 36.3%
Marketing 125 117 108 110
SG&A 522 546 96 97
Operating Income 414 387 107 109
Net Interest/Other Exp. (71) (66) 107 102
NPBT 343 321 107 110
Effective Tax Rate 23.2% 29.3%
HJH Income $261 $224 117 120
Avg. Shares Outstanding 323 325 99 99
Diluted EPS $0.81 117 120
P&L – Q4 FY12
(1)  Excludes charges for productivity initiatives related to severance, asset write-offs and other implementation costs.
(2)  Excludes currency translation versus FY11 average rates as well as current year currency translation hedges.
Q4
0.69 $

Sales Drivers – Q4 FY12
(1) Volume plus price.
FY12 results include the impact of two additional business days in Q4, which drove an estimated 3% additional volume in the quarter.
Volume/Mix Price Acquis./Divest. Forex Total
1.5%
3.0%
2.4%
(1.3%)
5.6%

+4.5%
Organic
Growth (1)
$905
$843
$673
$382
$247
Europe
N.A.
Consumer
Products
Asia/Pacifc
U.S.
Foodservice
Rest of World

(U.S.$ MM)
(1)  Volume plus price
(2)  Excludes currency translation versus FY11 average rates.
B/(W) vs Prior Year:
Organic
(1)
5.3% 0.4% 3.1% 3.5% 39.5%
Constant Currency
(2)
5.3% (1.8%) 3.1% 3.5% 115.0%
Reported 1.2% (2.2%) 4.0% 3.5% 111.1%
Net Sales by Segment – Q4 FY12
17.0% Organic Growth (1) in Emerging Markets
17.0% Organic Growth
(1) in Emerging Markets

Gross Margin – Q4 FY12
(1)  Excludes currency translation versus FY11 average rates.
(2)  Excludes charges for productivity initiatives related to severance, asset write-offs and other implementation costs.
Favorable
+ Pricing
+ Productivity
Unfavorable
– Commodities
– Product Mix
FY11
Excluding Special Items
(2)
36.3%
FY12 FY12 –
Constant
Currency
(1)
34.9%
34.8%

10 Commodity Costs – Q4 FY12 Market Inflation of ~4% Sweeteners Fruits/ Vegetables Meat Packaging

Operating Income by Segment – Q4 FY12
B/(W) vs. Prior Year:
Constant Currency
(1)
(4.6%) 2.2% 38.4% 6.9% 34.0%
Reported (5.0%) (1.0%) 38.4% 5.3% 33.5%
(1) Excludes currency translation versus FY11 average rates.
Note:  All special items are reported in the Non-Operating segment.
(U.S.$ MM)
Constant Currency Operating Income Up 8.7%
Constant Currency Operating Income Up 8.7%
$192
$165
$52
$51
$22
N.A.
Consumer
Products
Europe U.S.
Foodservice
Asia/Pacific Rest of World

Balance Sheet Scorecard – Q4 FY12
(1)  Calculated using a two point balance sheet average.
(2)  Excludes charges for productivity initiatives related to severance, asset write-offs and other implementation costs.
(3)  Cash from operations less capital expenditures net of proceeds from disposal of PP&E.
(4)  Excludes cash paid for productivity initiatives related to severance and other implementation costs and capital spending.
(U.S.$ MM)
Q4 Change
FY12 FY11 B/(W)
Capex (% of Revenue) 4.7% 4.9% 20 bps
Cash Conversion Cycle (Days)
(1)(2)
40 40 -
Operating Free Cash Flow
(3)(4)
$667 $310 $357

(U.S.$ MM)
Q4
Total Company Reported
FY12 FY11 B/(W)
Net Income $178 $227 ($49)
Depreciation and Amortization 91 86 5
QOWC 423 75 349
Other Items 58 54 4
Cash Provided by Operating Activities 750 442 308
Capital Expenditures (144) (140) (4)
Proceeds from Disposal of PP&E 3 8 (5)
Operating Free Cash Flow $608 $310 $298
Acquisitions, net of divestitures $3 ($483) $486
Dividends ($154) ($146) ($9)
Net Options Exercised 8 ($44) $52
Cash Flow – Q4 FY12
(1) Cash from operations less capital expenditures net of proceeds from disposal of PP&E.
(2) Excludes cash paid for productivity initiatives related to severance and other implementation costs and capital spending.
Operating Free Cash Flow (1) of $667 Excluding Special Items (2)
Operating Free Cash Flow (1) of $667 Excluding Special Items (2)

14 Full Year 2012 Financial Highlights

$3.35
$3.06
FY12
FY11
$3.29
$3.06
FY12
FY11
$2.85
$3.06
FY12
FY11

Full Year EPS Summary – FY12
(1)  Excludes charges for productivity initiatives related to severance, asset write-offs and other implementation costs.
(2)  Excludes currency translation versus FY11 average rates as well as current year currency translation hedges.
Excluding Special
Items
(1)
Excluding Special
Items
(1)
Reported
Constant Currency
(2)

Full Year P&L Scorecard – FY12
(1)  Excludes charges for productivity initiatives related to severance, asset write-offs and other implementation costs.
(2)  Excludes currency translation versus FY11 average rates as well as current year currency translation hedges.
(U.S.$ MM)
Change B/(W)
Constant
Excluding Special Items
(1)
FY12 FY11 Change Currency
(2)
Revenue $11,649 $10,707 8.8% 7.0%
Gross Profit Margin 35.5% 36.9% (1.4) pp (1.3) pp
Marketing $468 $427 (9.4%) (8.0%)
Operating Income $1,675 $1,648 1.7% 0.3%
Diluted EPS $3.35 $3.06 9.5% 7.5%
YTD
Overcame Industry Gross Margin Pressure
While Investing in the Business
Overcame Industry Gross Margin Pressure
While Investing in the Business

Currency Dynamics – FY12
(1) Excludes charges for productivity initiatives related to severance, asset write-offs and other implementation costs.
(2) Excludes currency translation versus FY11 average rates as well as FY12 currency translation hedges.
(U.S. $ MM)
FY12
Constant
Forex Currency FY11
Excluding Special Items
(1) FY12 Impact Results
(2)
Results
Revenue $11,649 $191 $11,459 $10,707
Gross Profit Margin 35.5% (0.1)% 35.6% 36.9%
Marketing $468 $6 $462 $427
Operating Income $1,675 $22 $1,654 $1,648
NPBT $1,408 $30 $1,378 $1,374
Diluted EPS $3.35 $0.06 $3.29 $3.06

Full Year Special Items – FY12
(U.S.$ MM)
Pre-Tax P&L Cost
COGS   SG&A           OI
Severance costs $44 $46 $90
Asset write-offs 58 1 59
Other implementation costs 38 37 75
Total Special Items $140 $84 $224
Special Items Impact ($0.50) Per Share
Special Items Impact ($0.50) Per Share

Full Year P&L - FY12
(1)  Excludes charges for productivity initiatives related to severance, asset write-offs and other implementation costs.
(2)  Excludes currency translation versus FY11 average rates as well as current year currency translation hedges.
(U.S. $ MM)
Index
Constant
Excluding Special Items
(1)
FY12 FY11 Change Currency
(2)
Net Sales $11,649 $10,707 109 107
Gross Profit 4,139 3,953 105 103
% of Net Sales 35.5% 36.9%
Marketing 468 427 109 108
SG&A 1,996 1,877 106 105
Operating Income 1,675 1,648 102 100
Net Interest/Other Exp. (268) (274) 98 101
NPBT 1,408 1,374 102 100
Effective Tax Rate 21.7% 26.8%
HJH Income $1,086 $990 110 108
Avg. Shares Outstanding 323 323 100 100
Diluted EPS $3.35 $3.06 109 108
YTD

+3.5%
Organic Growth (1)
(0.3%)
3.8%
3.5%
1.8%
8.8%

Full Year Sales Drivers – FY12
(1) Volume plus price.
FY12 results include the impact of two additional business days in Q4, which drove an estimated 0.8% additional volume for the year.
Volume/Mix Price Acquis./Divest. Forex Total

+3.5%
Organic Growth (1)
$3,441
$3,242
$2,569
$1,419
$979
Europe
N.A. Consumer Products
Asia/Pacifc
U.S. Foodservice
Rest of World

(U.S.$ MM)
(1)  Volume plus price.
(2)  Excludes currency translation versus FY11 average rates.
B/(W) vs Prior Year:
Organic
(1)
4.3% 0.5% 2.2% 0.4% 33.4%
Constant Currency
(2)
4.3% (1.0%) 5.3% 0.4% 110.0%
Reported 6.3% (0.7%) 10.7% 0.4% 108.3%
Full Year Sales by Segment – FY12
16.4% Organic Growth (1) in Emerging Markets
16.4% Organic Growth (1) in Emerging Markets

Full Year Gross Margin – FY12
(1)  Excludes currency translation versus FY11 average rates.
(2)  Excludes charges for productivity initiatives related to severance, asset write-offs and other implementation costs.
Favorable
+ Pricing
+ Productivity
Unfavorable
– Commodities
– Product Mix
– Acquisitions
FY11
Excluding Special Items
(2)
36.9%
FY12 FY12 –
Constant
Currency
(1)
35.6%
35.5%

23 Full Year Commodity Costs – FY12 Sweeteners Resins Meat Dairy Sweeteners Resins Meat Dairy Market Inflation of ~7%

$812
$609
$206
$166
$105
N.A. Consumer Products
Europe
Asia/Pacific
U.S. Foodservice
Rest of World

(U.S.$ MM)
Full Year Operating Income – FY12
(1) Excludes currency translation versus FY11 average rates.
Note:  All special items are reported in the Non-Operating segment.
B/(W) vs. Prior Year:
Constant Currency
(1)
(2.8%) 2.8% (10.6%) (5.5%) 97.5%
Reported (2.5%) 4.8% (6.9%) (5.5%) 96.9%
Emerging Markets Are Driving Company Profit Growth
Emerging Markets Are Driving Company Profit Growth

Full Year Balance Sheet Scorecard – FY12
(1)  Calculated using a five point balance sheet average.
(2)  Cash from operations less capital expenditures net of proceeds from disposal of PP&E.
(3)  Total debt (long and short term) less cash and cash equivalents, restricted cash, short-term investments and hedge accounting adjustments.
(4)  EBITDA is H. J. Heinz Company Net Income before Interest, Taxes, Depreciation and Amortization.
(5)  After-tax ROIC is based on latest 12 month P&L and rolling 5-quarter average net invested capital.
(6)  Excludes charges for productivity initiatives related to severance, asset write-offs and other implementation costs.
(7)  Excludes cash paid for productivity initiatives related to severance and other implementation costs and capital spending.
(U.S.$ MM)
YTD Change
FY12 FY11 B/(W)
Capex (% of Revenue) 3.6% 3.1% (50) bps
Cash Conversion Cycle (Days)
(1)(6)
42 42 0 days
Operating Free Cash Flow
(2)(7)
$1,206 $1,261 ($55)
Net Debt
(3)
/ EBITDA
(4)(6)
1.8x 1.9x 0.1x
After-Tax ROIC
(5)(6)
19.2% 19.3% (10) bps
FY12 ROIC Would Be 20.4%
Excluding Quero and Foodstar
FY12 ROIC Would Be 20.4%
Excluding Quero and Foodstar

Full Year Working Capital and Debt – FY12
(1)  Excludes hedge accounting adjustments
(2)  FY12 includes $49 million of restricted cash.  FY11 includes $10 million of restricted cash and $60 million of short-term investments.
(3)  Excludes charges for productivity initiatives related to severance, asset write-offs and other implementation costs.
End of Period Dollars 5 Point Average
(3)
Better / Better /
(U.S.$ MM)
FY12 FY11 (Worse) FY12 FY11 (Worse)
Trade Receivables $816 $1,039 $223 28 28 -
Inventories 1,329 1,452 122 73 72 (1)
Trade Payables 1,202 1,338 (135) 59 58 1
QOWC/CCC $943 $1,153 $210 42 42 -
Debt
Short-Term $247 $1,535 $1,288
Long-Term
(1)
4,652 2,928 (1,724)
Less: Cash
(2)
1,379 794 585
Net Debt $3,519 $3,668 $150

(U.S.$ MM)
Full Year
Total Company Reported
FY12 FY11 B/(W)
Net Income $940 $1,006 ($66)
Depreciation and Amortization 343 299 44
QOWC 160 61 99
Other Items 50 218 (168)
Cash Provided by Operating Activities 1,493 1,584 (91)
Capital Expenditures (419) (336) (83)
Proceeds from Disposal of PP&E 10 13 (3)
Operating Free Cash Flow $1,084 $1,261 ($177)
Acquisitions, net of divestitures $1 ($616) $617
Dividends ($619) ($580) ($39)
Net Purchase of Treasury Stock ($119) $85 ($204)
Full Year Cash Flow – FY12
(1) Cash from operations less capital expenditures net of proceeds from disposal of PP&E.
(2) Excludes cash paid for productivity initiatives related to severance and other implementation costs and capital spending.
Operating Free Cash Flow
(1)
of $1,206 Excluding Special Items
(2)
Operating Free Cash Flow
(1)
of $1,206 Excluding Special Items
(2)

Average Organic(3) Growth 4.0%
8,470
11,649
FY06
FY12

+8.4% CAGR
2.06
3.35
FY06
FY12

Average 113% of Net Income(1)
864
1,206(4)
FY06
FY12

+440 bps
14.8%
19.2%
FY06
FY12

(1)  Amounts are continuing operations, FY06 and FY12 Net Income and EPS excludes special items.
(2)  Operating Free Cash Flow is cash from operations less capital expenditures net of proceeds from disposal of PP&E.
(3)  Volume plus price.
(4)  Excludes cash paid for productivity initiatives related to severance and other implementation costs and capital spending.
Sales
(1)
- $MM EPS
(1)
Operating Free Cash Flow
(2)
- $MM After-Tax ROIC
Historical Growth Summary –
Reported Results ex Special Items

H. J. Heinz Company and Subsidiaries

Non-GAAP Performance Ratios

The Company reports its financial results in accordance with accounting principles generally accepted in the United States of America (“GAAP”). However, management believes that certain non-GAAP performance measures and ratios, used in managing the business, may provide users of this financial information with additional meaningful comparisons between current results and results in prior periods. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, the Company’s reported results prepared in accordance with GAAP. The following tables provide the calculations of the non-GAAP performance ratios in this presentation.

H. J. Heinz Company

Sales Variance Analysis

The following table illustrates the components of the change in net sales versus the prior year.

	2006*	2007*	2008	2009	2010	2011	2012**
Total Heinz (Continuing Operations):
Volume	3.9%	0.8%	3.9%	(1.1%)	(1.3%)	0.7%	(0.3%)
Price	(0.1%)	2.2%	3.5%	7.1%	3.4%	1.2%	3.8%
Acquisition	5.0%	1.3%	0.7%	2.0%	2.3%	0.6%	4.0%
Divestiture	(1.2%)	(3.1%)	(0.8%)	(0.1%)	(0.1%)	0.0%	(0.5%)
Exchange	(1.4%)	2.8%	5.2%	(6.6%)	0.5%	(0.5%)	1.8%

Total Change in Net Sales	6.1%	3.9%	12.3%	1.3%	4.8%	2.0%	8.8%

Total Organic Growth (a)	3.8%	3.0%	7.4%	6.0%	2.1%	1.9%	3.5%

(a)	Organic sales growth is a non-GAAP measure that excludes the impact of foreign currency exchange rates and acquisitions/divestitures.
*	Fiscal 2007 had one less week than Fiscal 2006
**	Fiscal 2012 had 2 extra business days than Fiscal 2011

(Totals may not add due to rounding)

H. J. Heinz Company

Sales Variance Analysis

The following table illustrates the components of the change in net sales versus the prior year for each of the five reported business segments.

	Fourth Quarter Ended April 29, 2012
	Volume	+	Price	=	Organic Sales Growth (a)	+	Acquisitions/ Divestitures	=	Constant Currency (b)	+	Foreign Exchange	=	Total Net Sales Change
Segment:
North American Consumer Products	(1.7%)		2.1%		0.4%		(2.2%)		(1.8%)		(0.4%)		(2.2%)
Europe	1.6%		3.7%		5.3%		0.0%		5.3%		(4.1%)		1.2%
Asia/Pacific	1.1%		2.0%		3.1%		0.0%		3.1%		0.9%		4.0%
U.S. Foodservice	1.2%		2.3%		3.5%		0.0%		3.5%		0.0%		3.5%
Rest of World	27.7%		11.8%		39.5%		75.5%		115.0%		(3.9%)		111.1%
Consolidated Totals	1.5%		3.0%		4.5%		2.4%		6.9%		(1.3%)		5.6%

	Fiscal Year Ended April 29, 2012
	Volume	+	Price	=	Organic Sales Growth (a)	+	Acquisitions/ Divestitures	=	Constant Currency (b)	+	Foreign Exchange	=	Total Net Sales Change
Segment:
North American Consumer Products	(2.3%)		2.8%		0.5%		(1.6%)		(1.0%)		0.3%		(0.7%)
Europe	0.6%		3.7%		4.3%		0.0%		4.3%		1.9%		6.3%
Asia/Pacific	(0.3%)		2.5%		2.2%		3.1%		5.3%		5.4%		10.7%
U.S. Foodservice	(2.2%)		2.6%		0.4%		0.0%		0.4%		0.0%		0.4%
Rest of World	11.9%		21.5%		33.4%		76.6%		110.0%		(1.7%)		108.3%
Consolidated Totals	(0.3%)		3.8%		3.5%		3.5%		7.0%		1.8%		8.8%

The following represents other organic sales growth and constant currency sales growth figures in this presentation:

	Fourth Quarter Ended April 29, 2012
	Organic Sales Growth (a)	+	Acquisitions/ Divestitures	+	Foreign Exchange	=	Total Net Sales Change
Q4 FY12 Emerging Markets	17.0%		18.2%		(4.5%)		30.7%

	Fiscal Year Ended April 29, 2012
	Organic Sales Growth (a)	+	Acquisitions/ Divestitures	+	Foreign Exchange	=	Total Net Sales Change
FY12 Emerging Markets	16.4%		24.9%		(0.4%)		40.9%
FY12 Top 15 Brands	5.0%		5.6%		1.7%		12.3%

(a)	Organic sales growth is a non-GAAP measure that excludes the impact of foreign currency translation and acquisitions/divestitures.
(b)	Constant currency sales growth is a non-GAAP measure that excludes the impact of foreign currency translation.

(Totals may not add due to rounding)

H. J. Heinz Company

Continuing Operations, Excluding Special Items

2006
Earnings per share from continuing operations attributable to H.J. Heinz Company- Reported	$1.25
Separation, downsizing and integration	0.28
Net loss on disposals & impairments	0.14
Asset impairment charges for cost and equity investments	0.31
American jobs creation act	0.07

Earnings per share from continuing operations attributable to H.J. Heinz Company excluding special items	$2.06

(Totals may not add due to rounding)

H. J. Heinz Company

QTD Results Excluding Charges for Productivity Initiatives

The following tables reconcile the Company’s reported results to results excluding charges for productivity initiatives in the current year in this presentation.

(amounts in thousands, except per share data)	Fourth Quarter Ended April 29, 2012
	A Reported Results	B Charges for Productivity Initiatives	C=A-B Results Excluding Charges for Productivity Initiatives (1)
Net Sales	$3,049,589	—	$3,049,589
Gross Profit	$1,003,277	($58,748)	$1,062,025
Gross Profit Margin	32.9%	(1.9%)	34.8%
Marketing	$125,476	—	$125,476
SG&A	$576,387	$53,962	$522,425
Operating Income	$301,414	($112,710)	$414,124
Net Interest/Other Expenses	($70,810)	—	($70,810)
NPBT	$230,604	($112,710)	$343,314
Effective tax rate	23.0%	23.6%	23.2%
H.J. Heinz Company Net Income	$175,342	($86,123)	$261,465
Diluted EPS	$0.54	($0.27)	$0.81
Cash Conversion Cycle	39	(1)	40

(amounts in thousands, except per share data)	Fourth Quarter Ended April 27, 2011	Change in Results Excluding Charges for Productivity Initiatives (1)
	Reported Results
Net Sales	$2,888,790	5.6%
Gross Profit	$1,049,643	1.2%
Gross Profit Margin	36.3%	(1.5	)pp
Marketing	$116,511	7.7%
SG&A	$545,854	(4.3%)
Operating Income	$387,278	6.9%
Net Interest/Other Expense	($66,445)	6.6%
NPBT	$320,833	7.0%
H.J. Heinz Company Net Income	$223,863	16.8%
Diluted EPS	$0.69	17.4%

(1)	Excludes charges associated with targeted workforce reductions, asset write-offs associated with factory closures and other implementation costs in order to increase manufacturing effectiveness and accelerate productivity on a global scale. Other implementation costs primarily include professional fees, contract termination and relocation costs for the establishment of a European supply chain hub in the Netherlands and to improve global manufacturing efficiencies.

(Totals may not add due to rounding)

H. J. Heinz Company

YTD Results Excluding Charges for Productivity Initiatives

The following tables reconcile the Company’s reported results to results excluding charges for productivity initiatives in the current year in this presentation.

(amounts in thousands, except per share data)	Fiscal Year Ended April 29, 2012
	A Reported Results	B Charges for Productivity Initiatives	C=A-B Results Excluding Charges for Productivity Initiatives (1)
Net Sales	$11,649,079	—	$11,649,079
Gross Profit	$3,999,530	($139,830)	$4,139,360
Gross Profit Margin	34.3%	(1.2%)	35.5%
Marketing	$467,595	—	$467,595
SG&A	$2,080,767	$84,487	$1,996,280
Operating Income	$1,451,168	($224,317)	$1,675,485
Net Interest/Other Expenses	($267,725)	—	($267,725)
NPBT	$1,183,443	($224,317)	$1,407,760
Provision for income taxes	$243,535	($61,444)	$304,979
Effective tax rate	20.6%	27.4%	21.7%
H.J. Heinz Company Net Income	$923,159	($162,874)	$1,086,033
Diluted EPS	$2.85	($0.50)	$3.35
Trade Receivables (Days)	28	—	28
Inventories (Days)	71	(2)	73
Trade Payables (Days)	58	(1)	59
Cash Conversion Cycle	42	—	42
After-Tax ROIC	16.8%	(2.4%)	19.2%

(amounts in thousands, except per share data)	Fiscal Year Ended April 27, 2011	Change in Results Excluding Charges for Productivity Initiatives (1)
	Reported Results
Net Sales	$10,706,588	8.8%
Gross Profit	$3,952,540	4.7%
Gross Profit Margin	36.9%	(1.4	) pp
Marketing	$427,264	9.4%
SG&A	$1,877,086	6.3%
Operating Income	$1,648,190	1.7%
Net Interest/Other Expense	($274,021)	(2.3%)
NPBT	$1,374,169	2.4%
H.J. Heinz Company Net Income	$989,510	9.8%
Diluted EPS	$3.06	9.5%

(1)	Excludes charges associated with targeted workforce reductions, asset write-offs associated with factory closures and other implementation costs in order to increase manufacturing effectiveness and accelerate productivity on a global scale. Other implementation costs primarily include professional fees, contract termination and relocation costs for the establishment of a European supply chain hub in the Netherlands and to improve global manufacturing efficiencies.

(Totals may not add due to rounding)

H. J. Heinz Company

QTD Constant Currency Results

The following tables reconcile the Company’s results excluding charges for productivity initiatives to constant currency results for the current period in this presentation.

(amounts in thousands, except per share data)	Fourth Quarter Ended April 29, 2012
	A Results Excluding Charges for Productivity Initiatives (1)	B Currency Translation	C Currency Translation Hedges	D=A-B-C Constant Currency Results (2)
Net Sales	$3,049,589	($38,921)	NA	$3,088,510
Gross Profit	$1,062,025	($15,034)	NA	$1,077,059
Gross Profit Margin	34.8%	(0.1%)	NA	34.9%
Marketing	$125,476	($2,605)	NA	$128,081
SG&A	$522,425	($5,482)	NA	$527,907
Operating Income	$414,124	($6,947)	NA	$421,071
Net Interest/Other Expenses	($70,810)	($163)	($2,592)	($68,055)
NPBT	$343,314	($7,111)	($2,592)	$353,017
H.J. Heinz Company Net Income	$261,465	($5,788)	($1,588)	$268,841
Diluted EPS	$0.81	($0.02)	$0.00	$0.83
Segment Operating Income:
N.A. Consumer Products	$192,100	($799)	NA	$192,899
Europe	$165,223	($5,282)	NA	$170,505
Asia Pacific	$51,049	($795)	NA	$51,844
US Foodservice	$52,002	—	NA	$52,002
Rest of World	$22,302	($71)	NA	$22,373

(amounts in thousands, except per share data)	Fourth Quarter Ended April 27, 2011
	Reported Results	Constant Currency Change (3)
Net Sales	$2,888,790	6.9%
Gross Profit	$1,049,643	2.6%
Gross Profit Margin	36.3%	(1.4	) pp
Marketing	$116,511	9.9%
SG&A	$545,854	(3.3%)
Operating Income	$387,278	8.7%
Net Interest/Other Expense	($66,445)	2.4%
NPBT	$320,833	10.0%
H.J. Heinz Company Net Income	$223,863	20.1%
Diluted EPS	$0.69	20.3%
Segment Operating Income:
N.A. Consumer Products	$202,233	(4.6%)
Europe	$166,866	2.2%
Asia Pacific	$48,493	6.9%
US Foodservice	$37,584	38.4%
Rest of World	$16,702	34.0%

(1)	See separate reconciliation and explanation of these figures compared to the reported amounts.
(2)	Excludes currency translation versus FY11 average rates as well as current year currency translation hedges.
(3)	Change is calculated by taking Q4 FY12 constant currency results versus the Q4 FY11 reported results.

(Totals may not add due to rounding)

H. J. Heinz Company

YTD Constant Currency Results

The following tables reconcile the Company’s results excluding charges for productivity initiatives to constant currency results for the current period in this presentation.

(amounts in thousands, except per share data)	Fiscal Year Ended April 29, 2012
	A Results Excluding Charges for Productivity Initiatives (1)	B Currency Translation	C Currency Translation Hedges	D=A-B-C Constant Currency Results (2)
Net Sales	$11,649,079	$190,543	NA	$11,458,536
Gross Profit	$4,139,360	$59,335	NA	$4,080,025
Gross Profit Margin	35.5%	(0.1%)	NA	35.6%
Marketing	$467,595	$5,985	NA	$461,610
SG&A	$1,996,280	$31,548	NA	$1,964,732
Operating Income	$1,675,485	$21,802	NA	$1,653,683
Net Interest/Other Expenses	($267,725)	($776)	$8,815	($275,764)
NPBT	$1,407,760	$21,026	$8,815	$1,377,919
H.J. Heinz Company Net Income	$1,086,033	$14,965	$5,399	$1,065,669
Diluted EPS	$3.35	$0.05	$0.02	$3.29
Segment Operating Income:
N.A. Consumer Products	$812,056	$2,569	NA	$809,487
Europe	$608,829	$11,269	NA	$597,560
Asia Pacific	$206,306	$8,315	NA	$197,991
US Foodservice	$166,298	—	NA	$166,298
Rest of World	$105,080	($351)	NA	$105,431

(amounts in thousands, except per share data)	Fiscal Year Ended April 27, 2011
	Reported Results	Constant Currency Change (3)
Net Sales	$10,706,588	7.0%
Gross Profit	$3,952,540	3.2%
Gross Profit Margin	36.9%	(1.3	)pp
Marketing	$427,264	8.0%
SG&A	$1,877,086	4.7%
Operating Income	$1,648,190	0.3%
Net Interest/Other Expense	($274,021)	0.6%
NPBT	$1,374,169	0.3%
H.J. Heinz Company Net Income	$989,510	7.7%
Diluted EPS	$3.06	7.5%
Segment Operating Income:
N.A. Consumer Products	$832,719	(2.8%)
Europe	$581,148	2.8%
Asia Pacific	$221,580	(10.6%)
US Foodservice	$175,977	(5.5%)
Rest of World	$53,371	97.5%

(1)	See separate reconciliation and explanation of these figures compared to the reported amounts.
(2)	Excludes currency translation versus FY11 average rates as well as current year currency translation hedges.
(3)	Change is calculated by taking FY12 constant currency results versus the FY11 reported results.

(Totals may not add due to rounding)

H. J. Heinz Company

Operating Free Cash Flow

Total Company						Fourth Quarter Ended		Fiscal Year Ended
(amounts in millions)	Fiscal Year Ended					April 29, 2012 FY 2012	April 27, 2011 FY 2011	April 29, 2012 FY 2012	April 27, 2011 FY 2011
	FY 2006 (2)(3)	FY 2007 (3)	FY 2008 (3)	FY 2009 (3)	FY 2010 (3)
Cash provided by operating activities	$1,075.0	$1,062.3	$1,188.3	$1,166.9	$1,262.2	$749.6	$442.1	$1,493.1	$1,583.6
Capital expenditures	(230.6)	(244.6)	(301.6)	(292.1)	(277.6)	(144.2)	(140.4)	(418.7)	(335.6)
Proceeds from disposals of property, plant and equipment	19.4	60.7	8.5	5.4	96.5	2.9	8.2	9.8	13.2

Operating Free Cash Flow	$863.8	$878.4	$895.2	$880.2	$1,081.1	$608.3	$309.9	$1,084.2	$1,261.2

Cash for productivity initiatives (1)						$(59.3)		$(121.9)

Operating Free Cash Flow excluding special items						$667.6		$1,206.1

(1)	Cash paid for productivity initiatives related to severance and other implementation costs and capital spending. Other implementation costs primarily include professional fees, contract termination and relocation costs for the establishment of a European supply chain hub in the Netherlands and to improve global manufacturing efficiencies.
(2)	Includes amounts from the European seafood and Tegel® poultry businesses that were discontinued in Fiscal 2006.
(3)	Includes amounts from the Kabobs business that was discontinued in the second quarter of Fiscal 2010 and the U.K. private label frozen desserts and Appetizers And businesses which were discontinued in the third quarter of Fiscal 2010.

(Totals may not add due to rounding)

H.J. Heinz Company

Net Debt Calculation

(In Millions)	April 29, 2012 FY 2012	April 27, 2011 FY 2011
Short-term debt	$46.5	$87.8
Long-term debt, including current portion	4,980.2	4,525.3

Total debt	5,026.7	4,613.1
Less:
Hedge accounting adjustments	(128.4)	(150.5)
Cash and cash equivalents	(1,330.4)	(724.3)
Short-term investments	—	(60.1)
Restricted cash	(49.0)	(9.7)

Net Debt	$3,518.8	$3,668.3

(Totals may not add due to rounding)

H.J. Heinz Company

EBITDA and Net Debt/EBITDA

(In Millions)	April 29, 2012 FY 2012	April 27, 2011 FY 2011
Net income attributable to H.J. Heinz Company excluding charges for productivity initiatives (1)	$1,086.0	$989.5
Less:
Interest income	(34.6)	(22.6)
Add:
Provision from income taxes excluding charges for productivity initiatives (1)	305.0	368.2
Interest expense	294.1	275.4
Depreciation	295.7	255.2
Amortization	47.1	43.4

EBITDA	$1,993.3	$1,909.2

Annualized EBITDA	1,993.3	1,909.2
Net Debt	$3,518.8	$3,668.3
Net Debt/EBITDA	1.8	1.9

(1)	See separate reconciliation and explanation of these figures compared to the reported amounts.

(Totals may not add due to rounding)